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PIONEER
MID-CAP
FUND

-------------------------
SEMIANNUAL REPORT 3/31/97
-------------------------

    TABLE OF CONTENTS
    ------------------------------------------------------------------

    Letter from the Chairman                                       1

    Portfolio Summary                                              2

    Performance Update                                             3

    Portfolio Management Discussion                                6

    Schedule of Investments                                        9

    Financial Statements                                           13

    Notes to Financial Statements                                  19

    Report of Independent Public Accountants                       23

    Trustees, Officers and Service Providers                       24

    Programs and Services for Pioneer Shareowners                  26

    The Pioneer Family of Mutual Funds                             29

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 3/31/97
     ---------------------------------------------------------------------------


     DEAR SHAREOWNER,
     ---------------------------------------------------------------------------
     Welcome to Pioneer Mid-Cap Fund's semiannual report, covering the six months ended March 31, 1997. On behalf of the Fund's investment management team, I thank you for your interest in the Fund. Even though we just concluded a difficult period, both for the Fund and similarly oriented investments, we continue to believe that the Fund is on the right track to deliver rewarding long-term results.

     The past six months took stock investors on a rollercoaster ride. The emotions that fueled the Dow Jones Industrial Average to a record year in 1996 carried over into 1997. Individuals and institutions continued to pour money into the stock market; over the past six months, $223 billion entered the stock market through mutual funds alone. Interestingly, and unpredictably, the bulk of those assets have been directed toward one type of stock - that of large, familiar companies.

     As time has passed, however, investors have grown increasingly uncertain - about what circumstances could trigger a "correction," whether to continue buying stocks that have already done well or to start looking at stocks that have depressed prices. From our vantage point, it seems realistic to expect the stock market's unprecedented upward surge may slow or backtrack at times - at least for the relatively narrow group of stocks that have led the charge. On the surface, this may not appear to be an encouraging outlook, but it could actually be the best possible news for investors in funds like Pioneer Mid-Cap Fund who have not yet participated in the new enthusiasm for stock investing.

     I encourage you to read this report, especially the following
     Portfolio Management Discussion, and the enclosed Inside Pioneer Mid-Cap Fund to learn about our efforts to prepare your Fund for long-term success. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer Mid-Cap Fund. Thank you for your support.

     Respectfully,


     /s/ John F. Cogan, Jr.,
     -----------------------------
     John F. Cogan, Jr.,
     Chairman and President

     PIONEER MID-CAP FUND
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     PORTFOLIO SUMMARY 3/31/97
     ---------------------------------------------------------------------------


     PORTFOLIO DIVERSIFICATION
     ---------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

                                 [Pie Chart]
                        U.S. Common Stocks            99.8%
                        Short-Term Cash Equivalents     02%

     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)

                                 [Pie Chart]
                        Utilities                       2%
                        Consumer Durables               2%
                        Basic Industries                5%
                        Energy                          7%
                        Financial                      10%
                        Technology                     35%
                        Capital Goods                  14%
                        Consumer Non-Durables          14%
                        Healthcare                     11%

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)


      -----------------------------------------------------------------------------------------
      1.  Cascade Communications Corp.   3.32%     6.  Analog Devices, Inc.               2.57%
      -----------------------------------------------------------------------------------------
      2.  EMC Corp.                      3.25      7.  American Power Conversion Corp.    2.47
      -----------------------------------------------------------------------------------------
      3.  Adaptec, Inc.                  2.90      8.  Global Marine, Inc.                2.46
      ----------------------------------------------------------------------------------------
      4.  Oxford Health Plans, Inc.      2.82      9.  C-Cube Microsystems, Inc.          2.33
      ----------------------------------------------------------------------------------------
      5.  Ascend Communications, Inc.    2.80     10.  Newmont Mining Corp.               2.22
      ----------------------------------------------------------------------------------------

     Fund holdings will vary for other periods.

    PIONEER MID-CAP FUND
    ----------------------------------------------------------------------------
    PERFORMANCE UPDATE 3/31/97                                CLASS A SHARES
    ----------------------------------------------------------------------------


    SHARE PRICES AND DISTRIBUTIONS
    ----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE           3/31/97      9/30/96
                                  $17.92       $21.12

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
          (9/30/96-3/31/97)       DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                      -              -              $1.884

    INVESTMENT RETURNS
    ----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund at public offering price, compared to the growth of the Standard & Poor's Midcap 400 Index.



                         AVERAGE ANNUAL TOTAL RETURNS
                            (As of March 31, 1997)
   PERIOD          NET ASSET VALUE         PUBLIC OFFERING PRICE*
   10 Years             8.71%                   8.06%
    5 Years             8.23                    6.95
    1 Year             -2.03                   -7.65


                                 [Line Graph]

                Pioneer Mid-Cap Fund*   Standard & Poor's Midcap 400 Index
                --------------------    ----------------------------------
    "3/87"              9425                            10000
    "3/88"              8632                             9150
    "3/89"             10267                            10711
    "3/90"             11328                            12832
    "3/91"             11898                            15440
    "3/92"             14627                            18747
    "3/93"             17431                            21770
    "3/94"             18531                            23104
    "3/95"             19010                            25048
    "3/96"             22169                            32164
    "3/97"             21718                            35575


   * Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


   The Fund adopted its current name and investment objective on February 1, 1996. Prior to that date, the Fund's name was Pioneer Three and its objective was growth and income from a portfolio primarily of small-capitalization stocks.

   The Standard & Poor's (S&P) Midcap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER MID-CAP FUND
    ----------------------------------------------------------------------------
    PERFORMANCE UPDATE 3/31/97                                CLASS B SHARES
    ----------------------------------------------------------------------------


    SHARE PRICES AND DISTRIBUTIONS
    ----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE            3/31/97        9/30/96
                                  $17.73       $21.02

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
          (9/30/96-3/31/97)       DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                      -              -             $1.884

    INVESTMENT RETURNS

    ----------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's Midcap 400 Index.


                         AVERAGE ANNUAL TOTAL RETURNS
                            (As of March 31, 1997)

                PERIOD            IF HELD         IF REDEEMED*
                Life-of-Fund        1.40%              -1.77%
                (2/1/96)
                1 Year             -2.91               -6.42


                                 [LINE CHART]

                Pioneer Mid-Cap Fund*   Standard & Poor's Midcap 400 Index
                --------------------    ----------------------------------
         2/96           10000                           10000
         3/96           10254                           10147
                        10554                           10446
                        10661                           10570
         6/96           10355                           10440
                         9290                            9723
                         9975                           10258
         9/96           10765                           10741
                        10560                           10759
                        11318                           11349
        12/96           11174                           11391
                        11770                           11806
                        10792                           11693
         3/97            9596                           11224




* Reflects deduction of the maximum applicable contigent deferred sales charge
  (CDSC) at the end ofthe period and asssumes reinvestment of distributions.The maximum DCSC of 4% declines over six years.


+ Index comparison begins 2/29/96. The Standard & Poor's (S&P) Midcap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER MID-CAP FUND
    ----------------------------------------------------------------------------
    PERFORMANCE UPDATE 3/31/97                               CLASS C SHARES
    ----------------------------------------------------------------------------


    SHARE PRICES AND DISTRIBUTIONS
    ----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE            3/31/97        9/30/96
                                  $17.82       $21.12

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
          (9/30/96-3/31/97)       DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                      -              -             $1.884

    INVESTMENT RETURNS
    ----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's Midcap 400 Index.



                         AVERAGE ANNUAL TOTAL RETURNS
                            (As of March 31, 1997)

        PERIOD                  IF HELD               IF REDEEMED*
        Life-of-Fund            1.63%                   1.63%
        (2/1/96)
        1 Year                 -2.65                   -3.53


                                 [Line Chart]

Growth of $10,0000
                   Pioneer Mid-Cap Fund*   Standard & Poor's Midcap 400 Index
                   --------------------    ----------------------------------
         2/29/96           10,000                           10,000
         3/31/96           10,254                           10,147
                           10,544                           10,446
                           10,686                           10,570
         6/39/96           10,381                           10,440
                            9,317                            9,723
                           10,007                           10,268
         9/30/96           10,795                           10,741
                           10,585                           10,759
                           11,347                           11,349
        12/31/96           11,196                           11,391
                           11,797                           11,806
                           10,817                           11,693
         3/31/97            9,982                           11,224


* The 1% contingent deferred sales charges (CDSC) is deducted at the end of the period for redemptions made within one year of purchase. Assumes reinvestment of distributions.


+ Index comparison begins 2/29/96. The Standard & Poor's (S&P) Midcap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 3/31/97
     ---------------------------------------------------------------------------


     DEAR SHAREOWNER,
     ---------------------------------------------------------------------------
     The first half of Pioneer Mid-Cap Fund's new fiscal year was volatile, challenging and disappointing in terms of recent investment returns. After posting a total return of 4.03% in the first fiscal quarter (October through December 1996), the market for the type of stocks in your Fund's portfolio reversed. The Fund posted a decline of 10.62% over the next three months; for the full six-month period the Fund's return was -7.02%. By comparison, the Standard & Poor's
     Midcap 400 Index generated a return of -1.47% for the most recent quarter, and 4.49% over the past six months. The Dow Jones Industrial Average of 30 large, well-known stocks gained 2.63% and 13.09% over the quarter and semiannual period, respectively.

     QUICK SHIFT IN THE SHORT-TERM MARKET FOR MID-CAP STOCKS

     Two developments were largely responsible for the declines in prices of the smaller, growth-oriented segment of the stock market. First, comments about stock market risk by Federal Reserve Chairman Alan Greenspan provoked worries about the immediate future of stock prices. His expression of fears of "irrational exuberance" seems to have accelerated the flow of mutual fund investments away from our segment of the market and toward large, blue-chip stocks. Second, the rise in interest rates that came later in the period hit the prices of mid-cap growth stocks harder than larger or "value" stocks. On a more specific basis, Pioneer Mid-Cap Fund also suffered when increased competition and a wave of consolidations erupted in the networking industry.

     Unfortunately, we experienced one of those periods where the type of stocks in the portfolio was out of favor. This happens to every investor at some point in time. The key to weathering these storms is discipline - having the patience to stay with your strategy because you believe in its long-term merits. For reasons we explain later in this letter, we continue to believe that the Fund's basic strategy is sound and will ultimately work in shareowners' favor.

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------


     LONG-TERM TRENDS, STRATEGY STILL HOLD TRUE

     While recent developments were disappointing for all of us, they were primarily gyrations in the stock market; they do not alter our long-term thoughts about the investment opportunities in the U. S. economy.

     We continue to believe the U. S. is in a long-term trend of investment-based growth that will benefit information technology in general and networking technologies in particular. The long-term outlook for economic growth and development outside the U. S. has not changed - export opportunities continue to grow for technology, services, energy and industrial products. Nor has anything happened to alter the age structure of our population or the continued importance of healthcare and financial services to our increasingly older populace. (The enclosed Inside Pioneer Mid-Cap Fund details our healthcare strategy for your Fund.)

     Our emphasis remains on high-quality, well-managed businesses. Reflecting this, the majority of companies in the portfolio exceeded published estimates for their fourth quarter 1996 earnings. What was disappointing, however, was that even the slightest perceived operating disappointment - or the uncertainty raised by the prospects of a merger - usually resulted in sharp stock price declines. This harsh reaction, or even over-reaction, was typical of this fast-moving, emotional stock market.

     Another important criterion is growth potential. Stocks in the portfolio grow at an average rate three times that of the S&P 500 Index. So far, investors have been ignoring this important fact, but it should make our holdings likely candidates for discovery among those currently enthralled with slower-growing, but more familiar, companies.

     REFINING THE PORTFOLIO

     We had expected to make some specific refinements to the portfolio later in 1997. However, the continued strong pace of economic activity prompted us to accelerate some of our moves. We cut positions in financial services companies in expectation of modestly higher interest rates, firmer U. S. growth and some acceleration overseas. Instead, we increased investments in industries we think will benefit from globalized industrial growth - specifically titanium, gold, agriculture equipment

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 3/31/97                      (CONTINUED)
     ---------------------------------------------------------------------------

     and energy services. New holdings in this category include Oregon Metallurgical (provider of titanium to Boeing and other leading aircraft exporters); Newmont Mining (a leading U. S. gold producer); Global Industries, Global Marine and Camco International (equipment providers to oil industries); and AGCO (the leading supplier of agricultural machinery outside the U. S.).

     Our other strategy was to take advantage of price declines to add stocks of high-quality businesses we had found attractive from a growth standpoint but thought had been too expensive. Two examples are Cascade Communications (a leading supplier of data networking equipment to telecommunications service companies), and DSP Communications (a leading supplier of chipsets required for wireless communications).

     MOVING FORWARD

     Looking ahead, while we always like to be optimistic, we cannot realistically predict near-term stock market action. However, relative valuations of emerging growth stocks are approaching long-term lows, suggesting that the worst may be behind us. Sustained appreciation will probably await a better interest rate environment and slower economic growth. These developments would make the companies in Pioneer Mid-Cap Fund more compelling to a wide array of investors.

     Respectfully,


     /s/ Steven C. Carhart,
     -----------------------------
     Steven C. Carhart,
     Portfolio Manager

     PIONEER MID-CAP FUND

     ---------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/97
     ---------------------------------------------------------------------------

   SHARES                                                           VALUE
               COMMON STOCKS - 99.8%
               BASIC INDUSTRIES - 4.5%
               CHEMICALS - 1.0%
   505,000     RPM, Inc.                                     $  8,395,625
                                                             ------------
               METALS & MINING - 3.5%
   500,000     Newmont Mining Corp.                          $ 19,375,000
   650,000     Oregon Metallurgical Corp.                      11,700,000
                                                             ------------
                                                             $ 31,075,000
                                                             ------------
               TOTAL BASIC INDUSTRIES                        $ 39,470,625
                                                             ------------
               CAPITAL GOODS - 14.2%
               ELECTRICAL EQUIPMENT - 4.0%
 1,000,000     American Power Conversion Corp.*              $ 21,625,000
   368,600     Belden, Inc.                                    13,131,375
                                                             ------------
                                                             $ 34,756,375
                                                             ------------
               MANUFACTURING - 3.7%
   512,200     Harsco Corp.                                  $ 18,631,275
   396,400     Kennametal, Inc.                                14,369,500
                                                             ------------
                                                             $ 33,000,775
                                                             ------------
               PRODUCER GOODS - 6.5%
   600,000     AGCO Corp.                                    $ 16,575,000
   500,000     The Duriron Co., Inc.                           11,000,000
   400,000     Harnischfeger Industries, Inc.                  18,600,000
   277,800     Kimball International, Inc. (Class B)           10,556,400
                                                             ------------
                                                             $ 56,731,400
                                                             ------------
               TOTAL CAPITAL GOODS                           $124,488,550
                                                             ------------
               CONSUMER DURABLES - 1.8%
               TEXTILES/CLOTHING - 1.8%
   300,000     Tommy Hilfiger Corp.*                         $ 15,675,000
                                                             ------------
               TOTAL CONSUMER DURABLES                       $ 15,675,000
                                                             ------------
               CONSUMER NON-DURABLES &
               SERVICES - 13.7%
               DISTRIBUTORS - 1.7%
   270,000     Cardinal Health, Inc.                         $ 14,681,250
                                                             ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/97                              (CONTINUED)
     ---------------------------------------------------------------------------


   SHARES                                                           VALUE
               MISC. SERVICES - 6.8%
   900,000     Accustaff, Inc.*                              $ 15,075,000
   450,000     APAC Teleservices, Inc.*                        11,700,000
   627,761     CUC International, Inc.*                        14,124,623
   350,000     The Interpublic Group of Companies, Inc.        18,462,500
                                                             ------------
                                                             $ 59,362,123
                                                             ------------
               RETAIL NON-FOOD - 5.2%
   500,000     Consolidated Stores Corp.*                    $ 17,625,000
   800,000     Office Depot, Inc.*                             16,300,000
   600,000     Viking Office Products, Inc.*                   11,625,000
                                                             ------------
                                                             $ 45,550,000
                                                             ------------
               TOTAL CONSUMER NON-DURABLES & SERVICES        $119,593,373
                                                             ------------
               ENERGY - 6.8%
               OIL SERVICES - 1.0%
   400,000     Global Industries, Inc.*                      $  8,550,000
                                                             ------------
               OIL & GAS EXTRACTION - 3.4%
   248,700     Camco International, Inc.                     $ 10,942,800
   900,000     Chesapeake Energy Corp.*                        18,787,500
                                                             ------------
                                                             $ 29,730,300
                                                             ------------
               OIL REFINERIES & DRILLING - 2.4%
 1,000,000     Global Marine, Inc.*                          $ 21,500,000
                                                             ------------
               TOTAL ENERGY                                  $ 59,780,300
                                                             ------------
               FINANCIAL - 10.1%
               COMMERCIAL BANK - 1.6%
   300,000     CoreStates Financial Corp.                    $ 14,250,000
                                                             ------------
               INSURANCE - 3.4%
   500,000     Allmerica Property & Casualty Companies,
                Inc.                                         $ 15,625,000
   290,000     American Bankers Insurance Group, Inc.          14,137,500
                                                             ------------
                                                             $ 29,762,500
                                                             ------------
               MISC. FINANCIAL - 5.1%
   500,000     Edwards (A.G.), Inc.                          $ 15,375,000
   290,000     Franklin Resources, Inc.                        14,790,000
   390,000     T. Rowe Price Associates, Inc.                  14,478,750
                                                             ------------
                                                             $ 44,643,750
                                                             ------------
               TOTAL FINANCIAL                               $ 88,656,250
                                                             ------------


10  The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   SHARES                                                           VALUE
               HEALTH CARE - 11.3%
               HEALTH SERVICES & PERSONAL CARE - 8.2%
   600,000     Health Management Associates, Inc.*           $ 14,250,000
   475,000     Integrated Health Services, Inc.                13,893,750
   460,000     Lincare Holdings, Inc.*                         18,975,000
   420,000     Oxford Health Plans, Inc.*                      24,622,500
                                                             ------------
                                                             $ 71,741,250
                                                             ------------
               MEDICAL DEVICES - 1.4%
   200,000     Boston Scientific Corp.*                      $ 12,350,000
                                                             ------------
               PHARMACEUTICALS - 1.7%
   425,000     Watson Pharmaceuticals, Inc.*                 $ 15,193,750
                                                             ------------
               TOTAL HEALTH CARE                             $ 99,285,000
                                                             ------------
               TECHNOLOGY - 35.2%
               COMMUNICATION EQUIPMENT - 12.5%
   600,000     Ascend Communications, Inc.*                  $ 24,450,000
 1,100,000     Cascade Communications Corp.*                   29,012,500
   400,000     Cisco Systems, Inc.*                            19,250,000
 2,000,000     DSP Communications, Inc.*                       19,250,000
   600,000     Sun Microsystems, Inc.*                         17,325,000
                                                             ------------
                                                             $109,287,500
                                                             ------------
               COMPUTER (PERIPHERALS) - 5.1%
   800,000     EMC Corp.*                                    $ 28,400,000
   300,000     U.S. Robotics Corp.*                            16,612,500
                                                             ------------
                                                             $ 45,012,500
                                                             ------------
               SOFTWARE AND COMPUTER SERVICES - 6.5%
   414,200     BMC Software, Inc.*                           $ 19,104,975
   250,000     Compaq Computer Corp.*                          19,156,250
   400,000     HBO & Co.                                       19,000,000
                                                             ------------
                                                             $ 57,261,225
                                                             ------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER MID-CAP FUND
--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/97                              (CONTINUED)
--------------------------------------------------------------------------------

   SHARES                                                         VALUE
               ELECTRONICS - 11.1%
   710,000     Adaptec, Inc.*                                $ 25,382,500
 1,000,000     Analog Devices, Inc.*                           22,500,000
   500,000     Atmel Corp.*                                    11,968,750
   600,000     BMC Industries Inc.                             16,950,000
   800,000     C-Cube Microsystems, Inc.*                      20,400,000
                                                             ------------
                                                             $ 97,201,250
                                                             ------------
               TOTAL TECHNOLOGY                              $308,762,475
                                                             ------------
               UTILITIES - 2.2%
               GAS UTILITY - 2.2%
   480,000     KN Energy, Inc.                               $ 18,960,000
                                                             ------------
               TOTAL UTILITIES                               $ 18,960,000
                                                             ------------
               TOTAL COMMON STOCKS
               (Cost $790,278,295)                           $874,671,573
                                                             ------------
PRINCIPAL
  AMOUNT
               TEMPORARY CASH INVESTMENT - 0.2%
               COMMERCIAL PAPER - 0.2%
$1,609,000     Household Finance Corp., 6.60%, 4/1/97        $  1,609,000
                                                             ------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $1,609,000)
               TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
               CASH INVESTMENT - 100%
               (Cost $791,887,295)(a)                        $876,280,573
                                                             ============


    * Non-income producing security.
    (a) At March 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $791,887,295 was as follows:

          Aggregate gross unrealized gain for all
          investments in which there is an excess of
          value over tax cost                                $181,101,223
          Aggregate gross unrealized loss for all
          investments in which there is an excess of
          tax cost over value                                 (96,707,945)
                                                             ------------
          Net unrealized gain                                $ 84,393,278
                                                             ------------

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 1997 aggregated approximately $414,009,000 and $484,963,000, respectively.

12  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     BALANCE SHEET 3/31/97
     ---------------------------------------------------------------------------
     (DOLLARS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE AMOUNTS)

  ASSETS:
     Investment in securities, at value (including temporary cash
       investment of $1,609)(cost $791,887)                           $876,280
     Receivables -
        Investment securities sold                                       5,172
        Fund shares sold                                                   420
        Dividends and interest                                             467
     Other                                                                  21
                                                                      --------
           Total assets                                               $882,360
                                                                      --------
  LIABILITIES:
     Payables -
        Investment securities purchased                               $    346
        Fund shares repurchased                                          1,493
     Due to affiliates                                                     847
     Accrued expenses                                                       99
                                                                      --------
           Total liabilities                                          $  2,785
                                                                      --------
  NET ASSETS:
     Paid-in capital                                                  $680,686
     Accumulated net investment loss                                    (1,217)
     Accumulated undistributed net realized gain on investments        115,713
     Net unrealized gain on investments                                 84,393
                                                                      --------
           Total net assets                                           $879,575
                                                                      ========
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $877,277,794/48,945,936 shares)                $  17.92
                                                                      ========
     Class B (based on $1,946,732/109,776 shares)                     $  17.73
                                                                      ========
     Class C (based on $350,363/19,663 shares)                        $  17.82
                                                                      ========
  MAXIMUM OFFERING PRICE:
     Class A                                                          $  19.01
                                                                      ========

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     ---------------------------------------------------------------------------
     FOR THE SIX MONTHS ENDED 3/31/97
     (DOLLARS IN THOUSANDS)

  INVESTMENT INCOME:
     Dividends                                                 $3,077
     Interest                                                     213
                                                               ------
           Total investment income                                      $   3,290
                                                                        ---------
  EXPENSES:
     Management fees
        Basic fee                                              $3,165
        Performance adjustment                                   (370)
     Transfer agent fees
        Class A                                                   677
        Class B                                                     4
        Class C                                                     1
     Distribution fees
        Class A                                                   890
        Class B                                                    17
        Class C                                                     2
     Accounting                                                    52
     Custodian fees                                                79
     Registration fees                                             31
     Professional fees                                             22
     Printing                                                       3
     Fees and expenses of nonaffiliated trustees                   12
     Miscellaneous                                                 25
                                                               ------
           Total expenses                                               $   4,610
           Less fees paid indirectly                                         (103)
                                                                        ---------
           Net expenses                                                 $   4,507
                                                                        ---------
              Net investment loss                                       $  (1,217)
                                                                        ---------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                   $ 115,713
     Change in net unrealized gain on investments                        (179,171)
                                                                        ---------
        Net loss on investments                                           (63,458)
                                                                        ---------
        Net decrease in net assets resulting from operations            $ (64,675)
                                                                        =========

14  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     ---------------------------------------------------------------------------
     FOR THE SIX MONTHS ENDED 3/31/97 AND YEAR ENDED 9/30/96
     (DOLLARS IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                   SIX MONTHS
                                                                     ENDED       YEAR ENDED
  FROM OPERATIONS:                                                  3/31/97       9/30/96
  Net investment income (loss)                                     $  (1,217)   $    8,731
  Net realized gain on investments                                   115,713       100,500
  Change in net unrealized gain on investments                      (179,171)      (28,131)
                                                                   ---------    ----------
        Net increase (decrease) in net assets resulting
           from operations                                         $ (64,675)   $   81,100
                                                                   ---------    ----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
        Class A ($0.00 and $0.30 per share, respectively)          $       -    $  (14,724)
        Class B ($0.00 and $0.16 per share, respectively)                  -            (8)
        Class C ($0.00 and $0.12 per share, respectively)                  -            (1)
  Net realized gain:
        Class A ($1.88 and $1.71 per share, respectively)            (87,843)      (84,356)
        Class B ($1.88 and $0.00 per share, respectively)               (268)            -
        Class C ($1.88 and $0.00 per share, respectively)                (30)            -
                                                                   ---------    ----------
              Total distributions to shareholders                  $ (88,141)   $  (99,089)
                                                                   ---------    ----------
  FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                 $  24,077    $   46,141
  Reinvestment of distributions                                       83,825        94,783
  Cost of shares repurchased                                         (89,006)     (191,594)
                                                                   ---------    ----------
        Net increase (decrease) in net assets resulting from
           fund share transactions                                 $  18,896    $  (50,670)
                                                                   ---------    ----------
        Net decrease in net assets                                 $(133,920)   $  (68,659)
  NET ASSETS:
  Beginning of period                                              1,013,495     1,082,154
                                                                   ---------    ----------
  End of period (including accumulated net investment
    loss of $1,217 and $0, respectively)                           $ 879,575    $1,013,495
                                                                   =========    ==========

 CLASS A                                '97 SHARES   '97 AMOUNT  '96 SHARES   '96 AMOUNT
  Shares sold                            1,087,675    $ 22,336    2,024,154   $  40,632
  Reinvestment of distributions          4,247,365      83,546    4,895,417      94,775
  Less shares repurchased               (4,123,793)    (84,545)  (9,575,701)   (190,973)
                                        ----------    --------   ----------   ---------
         Net increase (decrease)         1,211,247    $ 21,337   (2,656,130)  $ (55,566)
                                        ==========    ========   ==========   =========
 CLASS B*
  Shares sold                               80,446    $  1,650      265,798   $   5,150
  Reinvestment of distributions             13,072         255          351           7
  Less shares repurchased                 (218,774)     (4,380)     (31,117)       (613)
                                        ----------    --------   ----------   ---------
         Net increase (decrease)          (125,256)   $ (2,475)     235,032   $   4,544
                                        ==========    ========   ==========   =========
 CLASS C*
  Shares sold                                4,527    $     91       18,290   $     359
  Reinvestment of distributions              1,204          24           50           1
  Less shares repurchased                   (4,006)        (81)        (402)         (8)
                                        ----------    --------   ----------   ---------
         Net increase                        1,725    $     34       17,938   $     352
                                        ==========    ========   ==========   =========

 * Class B and Class C shares were first publicly offered on February 1, 1996.

   The accompanying notes are an integral part of these financial statements. 15

PIONEER MID-CAP FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/97
--------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                       ENDED            YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
CLASS A                                               3/31/97            9/30/96         9/30/95         9/30/94        9/30/93
Net asset value, beginning of period                  $  21.12         $    21.48      $    19.92      $    21.12     $    18.03
                                                      --------         ----------      ----------      ----------     ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $  (0.02)        $     0.18      $     0.24      $     0.24     $     0.28
   Net realized and unrealized gain (loss) on
      investments                                        (1.30)              1.47            2.70            0.32           3.72
                                                      --------         ----------      ----------      ----------     ----------
      Net increase (decrease) from investment
         operations                                   $  (1.32)        $     1.65      $     2.94      $     0.56     $     4.00
Distributions to shareholders:
   Net investment income                                     -              (0.30)          (0.23)          (0.25)         (0.29)
   Net realized gain                                     (1.88)             (1.71)          (1.15)          (1.51)         (0.62)
                                                      --------         ----------      ----------      ----------     ----------
Net increase (decrease) in net asset value            $  (3.20)        $    (0.36)     $     1.56      $    (1.20)    $     3.09
                                                      --------         ----------      ----------      ----------     ----------
Net asset value, end of period                        $  17.92         $    21.12      $    21.48      $    19.92     $    21.12
                                                      ========         ==========      ==========      ==========     ==========
Total return*                                            (7.02)%             8.61%          16.24%           2.62%         22.82%
Ratio of net expenses to average net assets               0.91%**+           0.90% +         0.85% +         0.86%          0.84%
Ratio of net investment income (loss) to average
  net assets                                             (0.26)%**+          0.85% +         1.18% +         1.19%          1.43%
Portfolio turnover rate                                     84%**              75%             19%             15%            18%
Average commission rate paid (1)                      $ 0.0582         $   0.0527               -               -              -
Net assets, end of year (in thousands)                $877,278         $1,008,177      $1,082,154      $1,017,233     $1,019,059
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                           0.89%**            0.88%              -               -              -
   Net investment income (loss)                          (0.24)%**           0.87%              -               -              -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
 +   Ratio assuming no reduction for fees paid indirectly.
 (1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


16  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 3/31/97
     ---------------------------------------------------------------------------

                                                         SIX MONTHS
                                                           ENDED           2/1/96 TO
CLASS B                                                   3/31/97           9/30/96
  Net asset value, beginning of period                    $ 21.02          $ 19.28
                                                          -------          -------
  Increase (decrease) from investment operations:
     Net investment income                                $ (0.19)         $  0.12
     Net realized and unrealized gain (loss) on
        investments                                         (1.22)            1.78
                                                          -------          -------
        Net increase (decrease) from investment
           operations                                     $ (1.41)         $  1.90
  Distributions to shareholders:
     Net investment income                                     --            (0.16)
     Net realized gain                                      (1.88)              --
                                                          -------          -------
  Net increase (decrease) in net asset value              $ (3.29)         $  1.74
                                                          -------          -------
  Net asset value, end of period                          $ 17.73          $ 21.02
                                                          =======          =======
  Total return*                                             (7.51)%           9.88%
  Ratio of net expenses to average net assets                1.86%**+         1.68%**+
  Ratio of net investment loss to average net
     assets                                                 (1.24)%**+       (0.26)%**+
  Portfolio turnover rate                                      84%**            75%
  Average commission rate paid(1)                         $0.0582          $0.0527
  Net assets, end of period (in thousands)                $ 1,947          $ 4,939
  Ratios assuming reduction for fees paid
     indirectly:
     Net expenses                                            1.83%**          1.66%**
     Net investment loss                                    (1.21)%**        (0.24)%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


   The accompanying notes are an integral part of these financial statements. 17

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 3/31/97
     ---------------------------------------------------------------------------

                                                        SIX MONTHS
                                                          ENDED          2/1/96 TO
CLASS C                                                  3/31/97          9/30/96
Net asset value, beginning of period                     $ 21.12          $ 19.28
                                                         -------          -------
Increase (decrease) from investment operations:
   Net investment income (loss)                          $ (0.12)         $  0.03
   Net realized and unrealized gain (loss) on
      investments                                          (1.30)            1.93
                                                         -------          -------
      Net increase (decrease) from investment
         operations                                      $ (1.42)         $  1.96
Distributions to shareholders:
   Net investment income                                      --            (0.12)
   Net realized gain                                       (1.88)              --
                                                         -------          -------
Net increase (decrease) in net asset value               $ (3.30)         $  1.84
                                                         -------          -------
Net asset value, end of period                           $ 17.82          $ 21.12
                                                         =======          =======
Total return*                                              (7.53)%          10.18 %
Ratio of net expenses to average net assets                 1.93 %**+        1.96 %**+
Ratio of net investment loss to average net assets         (1.28)%**+       (0.29)%**+
Portfolio turnover rate                                       84 %**           75 %
Average commission rate paid(1)                          $0.0582          $0.0527
Net assets, end of period (in thousands)                 $   350          $   379
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                             1.92 %**         1.93 %**
   Net investment loss                                     (1.27)%**        (0.26)%**




* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


18  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/97
     ---------------------------------------------------------------------------


     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Mid-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth.

     The Fund offers three classes of shares - Class A, Class B and Class C shares. Class B and Class C shares were first publicly offered on February 1, 1996. Shares issued and outstanding prior to February 1, 1996 were designated as Class A shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

       Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/97                       (CONTINUED)
     ---------------------------------------------------------------------------


     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     B. FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     C. FUND SHARES

     The Fund records sales and repurchases of its shares on trade date. Net losses, if any, incurred as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $59,000 in underwriting commissions on the sale of fund shares during the six months ended March 31, 1997.

     D. CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions to shareholders are recorded as of the ex-dividend date.

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------


        Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-.20% based on the Fund's investment performance as compared with the Standard & Poor's Mid-Cap 400 Index. From October 1, 1996 to December 31, 1996, the basic fee was subject only to a negative adjustment of up to 0.20%. For the six months ended March 31, 1997, the aggregate performance adjustment resulted in a reduction to the basic fee of approximately $370,000. The management fee was equivalent to an annualized rate of 0.55% of average daily net assets for the period.

     In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 1997, approximately $342,000 was payable to PMC related to management fees and certain other services.

     3. TRANSFER AGENT

     PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $38,000 in transfer agent fees payable to PSC at March 31, 1997.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/97                       (CONTINUED)
     ---------------------------------------------------------------------------


     exceed 0.15%. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is approximately $467,000 in distribution fees payable to PFD at March 31, 1997.

     In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended March 31, 1997, CDSCs in the amount of approximately $6,000 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 1997, the Fund's expenses were reduced by approximately $103,000 under such arrangements.

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
     ---------------------------------------------------------------------------


     TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER MID-CAP FUND:

     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid-Cap Fund as of March 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid-Cap Fund as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

     ARTHUR ANDERSEN LLP

     Boston, Massachusetts
     May 2, 1997

     PIONEER MID-CAP FUND
     ---------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
     ---------------------------------------------------------------------------


     TRUSTEES                       OFFICERS
     John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and
     Richard H. Egdahl, M.D.          President
     Margaret B.W. Graham           David D. Tripple, Executive Vice
     John W. Kendrick                 President
     Marguerite A. Piret            William H. Keough, Treasurer
     David D. Tripple               Joseph P. Barri, Secretary
     Stephen K. West
     John Winthrop


     INVESTMENT ADVISER
     Pioneering Management Corporation

     CUSTODIAN
     Brown Brothers Harriman & Co.

     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

  24

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     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
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     Your investment representative can give you additional information on
     Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)
     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
     Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

     INVESTOMATIC PLAN
     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)
     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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     AUTOMATIC EXCHANGE PROGRAM
     A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

     DIRECTED DIVIDENDS
     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT
     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)
     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

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                           THIS PAGE FOR YOUR NOTES.













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     THE PIONEER FAMILY OF MUTUAL FUNDS
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 GROWTH FUNDS
 GLOBAL/INTERNATIONAL
 Pioneer Emerging Markets Fund
 Pioneer Europe Fund
 Pioneer Gold Shares
 Pioneer India Fund
 Pioneer International Growth Fund
 Pioneer World Equity Fund

 UNITED STATES
 Pioneer Capital Growth Fund
 Pioneer Growth Shares
 Pioneer Micro-Cap Fund*
 Pioneer Mid-Cap Fund
 Pioneer Small Company Fund

 GROWTH AND INCOME FUNDS
 Pioneer Balanced Fund
 Pioneer Equity-Income Fund
 Pioneer Fund
 Pioneer Real Estate Shares
 Pioneer II

 INCOME FUNDS
 TAXABLE
 Pioneer America Income Trust
 Pioneer Bond Fund
 Pioneer Short-Term Income Trust*

 TAX-EXEMPT
 Pioneer Intermediate Tax-Free Fund
 Pioneer Tax-Free Income Fund

 MONEY MARKET FUND
 Pioneer Cash Reserves Fund

     *Offers Class A and B Shares only

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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

YOU CAN CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

OR WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                               ask.pioneer@piog.com
(for general questions about Pioneer only)




THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.


[LOGO]  PIONEER FUNDS DISTRIBUTOR, INC.          0597-4100
        60 STATE STREET                      (C) Pioneer Funds Distributor, Inc.
        BOSTON, MASSACHUSETTS 02109          [GRAPHIC] Printed on Recycled Paper